EXECUTION COPY

                            FIRST AMENDMENT AGREEMENT

     FIRST AMENDMENT AGREEMENT (this "Amendment"), dated as of August 28, 2006 (the "Amendment"), to the Five-Year Senior Revolving Credit Agreement, dated as of March 21, 2006 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), by and among AEROFLEX INCORPORATED, a Delaware corporation ("Aeroflex"), AEROFLEX TEST SOLUTIONS LIMITED, a U.K. private limited company ("Solutions", and together with Aeroflex, the "Borrowers", and each individually, a "Borrower"), the several banks and other financial institutions or entities from time to time parties thereto (the "Lenders"), and JPMORGAN CHASE BANK, N.A. as Administrative Agent (in such capacity the "Administrative Agent").

                              W I T N E S S E T H:
                              -------------------

     WHEREAS, the Borrowers, the Lenders and the Administrative Agent are parties to the Credit Agreement;

     WHEREAS, the Borrowers has requested an amendment to the Credit Agreement; and

     WHEREAS, the Lenders are willing to agree to such amendments, subject to the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the Borrowers, the Lenders and the Administrative Agent hereby agree as follows:

     1. Defined terms. Unless otherwise defined herein, all capitalized terms
        -------------
used herein shall have the meanings given to them in the Credit Agreement.

     2. Amendment to Section 7.6. Section 7.6 of the Credit Agreement is hereby
        ------------------------
amended by (i) deleting the word "and" immediately following Section 7.6(b),
(ii) deleting the period immediately following clause 7.6(c) and inserting in lieu thereof a semicolon and the word "and" and (iii) inserting the following new Section 7.6(d) immediately following Section 7.6(c) thereto:

     "(d) Aeroflex may make additional Restricted Payments in the form of repurchases of up to 3,000,000 shares of its Capital Stock pursuant to the repurchase plan approved by Aeroflex's board of directors and announced on May 23, 2005 so long as, at the time of any such Restricted Payment and immediately after giving effect thereto, no Default shall have occurred and be continuing and the aggregate amount of such Restricted Payments does not exceed $30,000,000."

     3. Conditions of Amendment.
        -----------------------

     The effectiveness of this Amendment (the "First Amendment Effective Date") shall be subject to the satisfaction of each of the following terms and conditions and shall not be effective unless and until each of the following terms and conditions shall have been satisfied to the satisfaction of the Administrative Agent and each of the Lenders:

     (a) Receipt by the Administrative Agent of this Amendment duly executed by each party hereto.

     (b) The Borrowers shall pay all accrued and unpaid fees, costs and expenses in connection with the Amendment and the transactions contemplated thereby to the extent then due and payable, together with the reasonable out of pocket legal fees of counsel to, and expenses of, the


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Administrative Agent, including any out of pocket legal fees and expenses of foreign counsel to the Administrative Agent.

     4. Representations and Warranties.
        ------------------------------

     (a) Each of the Borrowers confirms and restates on and as of the First Amendment Effective Date, before and after giving effect to the effectiveness of this Amendment, the accuracy of the representations and warranties contained in each Loan Document.

     (b) The making and performance of this Amendment and the performance of the Credit Agreement are within the power and authority of each Borrower and have been duly authorized by all necessary corporate action. The making and performance of this Amendment does not and under present law will not require any consent or approval of any of the Borrowers' shareholders or any other person (other than consents and approvals heretofore obtained and in full force and effect), do not and under present law will not violate any law, rule, regulation order, writ, judgment, injunction, decree, determination or award, do not violate any provision of any Borrower's charter or by-laws, do not and will not result in any breach of any material agreement, lease or instrument to which any Borrower is a party, by which any Borrower is bound or to which any of a Borrower's assets is or may be subject, and do not and will not give rise to any Lien upon any Borrower's assets except in favor of the Administrative Agent (for the ratable benefit of the Lenders). No authorizations, approvals or consents of, and no filings or registrations with, any governmental or regulatory authority or agency (other than authorizations, approvals, consents, filings and registrations heretofore obtained and in full force and effect) are necessary for the execution, delivery or performance by any Borrower of this Amendment or for the validity or enforceability of this Amendment.

     5. Miscellaneous.
        -------------

     (a) The amendments set forth in this Amendment are limited precisely as written and shall not be deemed to (i) be a consent to or a waiver of any other term or condition of the Credit Agreement or any other Loan Document or (ii) prejudice any right or rights which any Lender may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document.

     (b) THIS AMENDMENT AND ALL OTHER AGREEMENTS, DOCUMENTS AND INSTRUMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED IN AND TO BE PERFORMED ENTIRELY WITHIN THE STATE OF NEW YORK BY RESIDENTS OF SUCH STATE.

     (c) The provisions of this Amendment are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause, provision or part in such jurisdiction and shall not in any manner affect such clause, provision or part in any other jurisdiction or any other clause or provision in this Amendment in any jurisdiction.

     (d) This Amendment shall be binding upon and inure to the benefit of the each Borrower and their respective successors and to the benefit of, the Administrative Agent and the Lenders and their respective successors and assigns. The rights and obligations of each Borrower under this Amendment shall not be assigned or delegated without the prior written consent of the the Administrative Agent and the Lenders, and any purported assignment or delegation without such consent shall be void. This


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Amendment may be signed in any number of counterparts with the same effect as if all parties to this Amendment signed the same counterpart.

     (e) The Borrowers agree to pay the Administrative Agent upon demand all reasonable expenses, including reasonable out of pocket fees of attorneys and paralegals to the Administrative Agent, incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and any agreements, instruments and documents executed or furnished in connection with this Amendment.


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                  IN WITNESS WHEREOF, the parties hereto have caused a
counterpart of this Amendment to be duly executed and delivered as of the date first above written.



                                 AEROFLEX INCORPORATED, as a Borrower

                                 By: /s/ Charles Badlato
                                     -------------------------------------
                                     Name:  Charles Badlato
                                     Title: Vice President- Treasurer


                                 AEROFLEX TEST SOLUTIONS LIMITED, as a
                                 Borrower

                                 By: /s/ Robert Peavey
                                     -------------------------------------
                                     Name:  Robert Peavey
                                     Title: Director






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                                 JPMORGAN CHASE BANK, N.A., as a Lender and as
                                 the Administrative Agent


                                 By: /s/ Tara Lynne Moore
                                    ----------------------------------------
                                    Name:  Tara Lynne Moore
                                    Title: Vice President







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                                           Signature page to the First Amendment
                                              dated as of August 28, 2006 to the
                                             AEROFLEX INCORPORATED AND AEROFLEX
                                         TEST SOLUTIONS LIMITED Credit Agreement




                                 Bank of America, N.A.


                                 By: /s/ William Blackford
                                    -----------------------------------------
                                    Name:  William Blackford
                                    Title: SVP/Senior Credit Products Officer








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                                           Signature page to the First Amendment
                                              dated as of August 28, 2006 to the
                                              AEROFLEX INCORPORATED AND AEROFLEX
                                         TEST SOLUTIONS LIMITED Credit Agreement


                                 NORTH FORK BANK



                                 By: /s/ Philip Davi
                                    ------------------------------------------
                                    Name:  Philip Davi
                                    Title: Senior Vice President


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                                           Signature page to the First Amendment
                                              dated as of August 28, 2006 to the
                                              AEROFLEX INCORPORATED AND AEROFLEX
                                         TEST SOLUTIONS LIMITED Credit Agreement

                                 HSBC Bank USA, N.A.


                                 By: /s/ Philip M. Panarelli
                                    ------------------------------------------
                                    Name:  Philip M. Panarelli
                                    Title: Senior Vice President